EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement on S-8 of Bridge Capital Holdings of our report dated March 3, 2005 relating to the financial Statements, which appears in this Form 10-K.


March 7, 2005